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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
CANTERBURY PARK HOLDING CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CANTERBURY PARK HOLDING CORPORATION
1100 Canterbury Road
Shakopee, Minnesota 55379
(952) 445-7223

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
June 3, 2004

        Notice is hereby given that the Annual Meeting of Shareholders of Canterbury Park Holding Corporation will be held at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379, on Thursday, June 3, 2004, beginning at 4:00 p.m., Central Daylight Time, for the following purposes:

  1.
  To elect seven (7) directors to hold office until the 2005 Annual Meeting of Shareholders or until their successors are elected.

  2.
  To consider and act upon a proposal to ratify and approve an amendment to the Company's Stock Plan to increase the number of shares authorized to be issued pursuant to options granted under the Plan by 300,000 to a total of 1,450,000 shares.

  3.
  To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        The Board of Directors has fixed the close of business on April 16, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

By Order of the Board of Directors
David C. Hansen, Secretary

Shakopee, Minnesota
April 26, 2004

        TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

CANTERBURY PARK HOLDING CORPORATION

PROXY STATEMENT

TABLE OF CONTENTS

GENERAL INFORMATION	1
Information Regarding the Annual Meeting	1
Solicitation and Revocation of Proxies	1
Voting Securities and Record Date	1
CORPORATE GOVERNANCE AND BOARD MATTERS	2
General	2
The Board, Board Committees and Meetings	2
Director Independence	3
Director Nominations	3
Nominations by Shareholders	3
Director Compensation	3
Code of Conduct	4
PROPOSAL 1: ELECTION OF DIRECTORS	5
PROPOSAL 2: AMENDMENT OF THE COMPANY'S STOCK PLAN	6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	9
Section 16(a) Beneficial Ownership Reporting Compliance	9
EXECUTIVE COMPENSATION AND OTHER INFORMATION	10
Summary of Cash and Certain Other Compensation	10
Equity Compensation Plan Information	11
Compensation Committee Interlocks and Insider Participation in Compensation Decisions	12
COMPENSATION COMMITTEE REPORT	12
COMPARATIVE STOCK PERFORMANCE	14
THE COMPANY'S AUDITORS	15
Principal Accountant Fees and Services	15
Audit Committee Pre-approval Policies and Procedures	15
AUDIT COMMITTEE REPORT	16
OTHER INFORMATION	17
Contacting the Board of Directors	17
Shareholder Proposals For 2005 Annual Meeting	17
Other Matters; Annual Report	18
APPENDIX A—AUDIT COMMITTEE CHARTER	A-1

i

CANTERBURY PARK HOLDING CORPORATION

PROXY STATEMENT

GENERAL INFORMATION

Information Regarding the Annual Meeting

        This Proxy Statement is furnished to the shareholders of Canterbury Park Holding Corporation ("CPHC" or the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379, on Thursday, June 3, 2004, beginning at 4:00 p.m., Central Daylight Time, or at any adjournment or adjournments thereof. The cost of this solicitation will be paid by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

Solicitation and Revocation of Proxies

        A proxy may be revoked at any time before it is voted by submitting a new proxy properly signed and dated later than any prior proxy or by attending the Annual Meeting in person and completing a ballot at the Meeting. If not revoked, the shares represented by a valid proxy will be voted by the persons designated as proxies in accordance with the specifications indicated on the proxy. If not specified, the designated proxies will vote such shares "FOR" each of the director nominees names in Proposal One and "FOR" Proposal Two. In the event any other matters properly come before the meeting and call for a vote of shareholders, the persons named as proxies will vote in accordance with their judgment on such matters. The Company's corporate offices are located at 1100 Canterbury Road, Shakopee, Minnesota 55379, and its telephone number is (952) 445-7223. The mailing of this Proxy Statement to shareholders of the Company commenced on or about April 30, 2004.

Voting Securities and Record Date

        The total number of shares outstanding and entitled to vote at the meeting as of April 16, 2004 consisted of 3,757,217 shares of $.01 par value Common Stock. Each share of Common Stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Only shareholders of record at the close of business on April 16, 2004 will be entitled to vote at the meeting. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

        Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on any particular item of business would not constitute a quorum for the transaction of business at the meeting, then that item must be approved by holders of a majority of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated at the meeting to determine whether or not a quorum is present. Abstentions on a particular item of business will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of the matter. For shares held in street name, if a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter, but they are counted as present for the purpose of determining the presence of a quorum.

CORPORATE GOVERNANCE AND BOARD MATTERS

General

        Our Board of Directors is committed to sound and effective corporate governance practices. During the past year, we reviewed our governance policies and practices and compared them to those suggested by authorities in corporate governance and the practices of other public companies. We have also continued to review the provisions of the Sarbanes-Oxley Act of 2002, rules of the Securities and Exchange Commission (the "SEC") and revised listing standards of the American Stock Exchange ("AMEX"). As a part of this review process, we have taken steps to implement these rules and other best practices, including:

  •
  Adopting Corporate Governance Guidelines;

  •
  Adopting a Code of Conduct that applies to all our officers, directors and employees;

  •
  Revising our Audit Committee Charter; and

  •
  Adopting a Compensation Committee Charter.

        You can access these materials in the Investor Relations section of our website at http://www.canterburypark.com or by writing to the Investor Relations Department at: Canterbury Park Holding Corporation, 1100 Canterbury Road, Shakopee, Minnesota 55379 or by emailing our Investor Relations Department at investorrelations@canterburypark.com.

The Board, Board Committees and Meetings

        Meeting Attendance.    Our Board of Directors meets regularly during the year to review matters affecting our Company and to act on matters requiring Board approval. Each of our directors is expected to make a reasonable effort to attend all meetings of the Board, applicable committee meetings and our annual meeting of shareholders. During 2003, the Board of Directors met seven times. Each of the directors attended at least 75% of the meetings of the Board and committees on which he or she served. All of our directors then serving attended our 2003 Annual Meeting of Shareholders.

        Board Committees.    The Company's Board of Directors has established an Audit Committee and a Compensation Committee. Only independent members of the Board serve on these committees. Following is information about each committee.

        Audit Committee.    The Audit Committee is responsible for the engagement, retention and replacement of the independent auditors, approval of transactions between the Company and a director or executive officer unrelated to service as a director or officer, approval of non-audit services provided by the Company's independent auditor, oversight of the Company's accounting, financial reporting and internal controls and the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters. Deloitte & Touche, LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the "Deloitte Entities"), the Company's independent public accountants, report directly to the Audit Committee. The Audit Committee operates under a formal charter, which was most recently amended as of March 29, 2004 and is attached to this Proxy Statement as Appendix A. The current members of the Audit Committee are Brian C. Barenscheer, Patrick R. Cruzen and Carin J. Offerman, each of whom is independent under AMEX listing standards. Messrs. Barenscheer and Cruzen are each independent under the SEC's heightened independence standards. As of the date of the Annual Meeting, all members of the Audit Committee then serving will comply with both AMEX and SEC independence standards. The Board of Directors believes that Messrs. Barenscheer and Cruzen each qualify as an Audit Committee financial expert. The Audit Committee met four times during 2003. The report of the Audit Committee is found on page 16.

        Compensation Committee.    The Compensation Committee provides oversight of the overall compensation strategy of the Company, reviews and recommends to the Board of Directors the compensation of the Company's Chief Executive Officer and the other executive officers, administers the Company's equity based compensation plans and oversees the Company's 401K Plan and similar employee benefit plans.

The Compensation Committee operates under a charter approved by the Board. The current members of the Compensation Committee are Patrick R. Cruzen and Dale H. Schenian, Chair, each of whom is independent under AMEX listing standards. The Compensation Committee met two times during 2003. The report of the Compensation Committee is found beginning on page 12.

Director Independence

        The Board of Directors has adopted director independence guidelines that are consistent with the definitions of "independence" set forth in Section 301 of the Sarbanes-Oxley Act of 2002, Rule 10A-3 under the Securities Exchange Act of 1934 and AMEX listing standards. In accordance with these guidelines, the Board of Directors has reviewed and considered facts and circumstances relevant to the independence of each of our directors and director nominees and has determined that, each of the following directors qualifies as "independent" under AMEX listing standards: Brian C. Barenscheer, Patrick R. Cruzen, Burton F. Dahlberg, Carin J. Offerman and Dale H. Schenian.

Director Nominations

        The independent members of our Board of Directors are responsible for nominating the director nominees that will stand for election at our annual shareholder meetings. In selecting the nominees, the Board reviews the composition of the full Board to determine the qualifications and areas of expertise needed to further enhance the composition of the Board and works with management in attracting candidates with those qualifications. Among other things, the Board considers relevant experience, integrity, ability to make independent analytical inquiries, ownership of or commitment to purchase the Company's common stock, understanding of the Company's business, relationships and associations related to the Company's business, personal health and a willingness to devote adequate time and effort to Board responsibilities, all in the context of an assessment of the perceived needs of the Company.

        The Board has approved the nomination of Burton F. Dahlberg to stand for election as a director at the 2004 Annual Meeting of Shareholders, to serve until the 2005 annual meeting. In its search to fill the seventh board seat, the Board sought candidates with expertise in construction and real estate development, which it felt would complement and enhance the existing make-up of the Board. Mr. Dahlberg was known by the Board to have the background and expertise that the Board was seeking as a result of the significant interaction that several Board members have had with him during his service as President of the Minnesota Thoroughbred Association and in several other matters related to the horse industry. Based upon their evaluation of and discussions with Mr. Dahlberg, the independent members of the Board have determined that Mr. Dahlberg fits the qualifications the Board is seeking and recommended to the full Board that Mr. Dahlberg be nominated for election as a director at the 2004 Annual Meeting of Shareholders.

Nominations by Shareholders

        Although we have never received a submission in the past, the Board of Directors will consider qualified candidates for director that are submitted by our shareholders. Shareholders can submit qualified candidates, together with appropriate biographical information, to the Board of Directors at: Canterbury Park Holding Corporation, 1100 Canterbury Road, Shakopee, Minnesota 55379, Attention: Chief Executive Officer. Any shareholder desiring to submit a director candidate for consideration at our 2005 Annual Meeting must ensure that the submission is received by the Company no later than December 31, 2004 in order to provide adequate time for the Board to properly consider the candidate.

Director Compensation

        Each non-employee member of the Board is paid an annual fee of $7,200, plus $600 for each Board or Board committee meeting attended. Effective October 2002, Curtis A. Sampson and Dale H. Schenian have entered into agreements providing for monthly payments of $2,500 and $1,667, respectively, in consideration for the additional responsibilities they perform representing the interests of the Company in their capacities as Chair and Vice Chair of the Board. In addition, Carin J. Offerman received $57,000 and $13,000 in 2003 and

2002 respectively, under a special assignment by the Board of Directors to lead the Company's efforts to build public support for amending Minnesota law to grant additional expanded gaming authority to the Company.

        Under the Company's Stock Plan, as amended, upon their election to the Board, each non-employee director receives an option to purchase 2,500 shares of the Company's Common Stock and annually, on the first business day in February, each non-employee director also receives an option to purchase 3,000 shares of the Company's Common Stock. All such options granted to non-employee directors vest six months from the date granted and are exercisable over a ten-year period. The purchase price of the shares of Common Stock subject to such options is the fair market value as determined under provisions of the Stock Plan. Randall D. Sampson, President, Chief Executive Officer and General Manager of the Company, receives no additional compensation for his service on the Board.

Code of Conduct

        We have adopted a Code of Conduct (the "Code") applicable to all of the Company's officers, directors, employees and consultants that establishes guidelines for professional and ethical conduct in the workplace. The Code also incorporates a special set of guidelines applicable to the Company's senior financial officers, including the chief executive officer, principal financial officer, principal accounting officer and others involved in the preparation of the Company's financial reports, that are intended to promote the ethical handling of conflicts of interest, full and fair disclosure in periodic reports filed by the Company and compliance with laws, rules and regulations concerning such periodic reporting. A copy of the Code of Conduct is available on our website at http://www.canterburypark.com and is also available without charge by writing to our Investor Relations Department at: Canterbury Park Holding Corporation, 1100 Canterbury Road, Shakopee, Minnesota 55379, or by emailing our Investor Relations Department at investorrelations@canterburypark.com.

PROPOSAL 1:
ELECTION OF DIRECTORS

        The Board of Directors has nominated and recommends for election as directors of the Company the seven persons named below, all of whom have been directors since 1994, except for Patrick R. Cruzen, who has served as a director since the 2002 Annual Meeting, and Burton F. Dahlberg, who is a new nominee to the Board. The Board of Directors believes that each nominee named below will be able to serve, but should a nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

        Information regarding the directors, including information regarding their principal occupations currently and for the preceding five years, is set forth below. Ownership of Company Common Stock is given as of April 16, 2004. Percentage ownership presented for each director assumes shares outstanding increased by the respective number of options indicated. To the best of the Company's knowledge, the persons indicated possess sole voting and investment power with respect to their stock ownership.

Name and Age	Principal Occupation; Other Directorships	Amount of Stock Ownership(1)		Percent of Outstanding Stock
Brian C. Barenscheer (61)	Chairman of the Board, American Bank, St. Paul, MN; formerly a Partner of Boyum & Barenscheer, P.L.L.P. Minneapolis, MN (certified public accountants) (1975-2002); Former Chairman, Midway National Bank, St. Paul, MN.	308,347		8.15%
Patrick R. Cruzen (57)	President, Cruzen & Associates, Las Vegas, NV (gaming industry consulting firm) (since 1996); President and COO of Grand Casinos, Inc., Plymouth, MN (1994-1996); Director of PDS Gaming Corp., Las Vegas, NV (gaming equipment supplier).	5,500		*
Burton F. Dahlberg (71)	Real Estate Consultant, Dahlberg Consulting L.L.C. (since 2003): President and COO of Kraus-Anderson Inc. (commercial real estate) (1968-2002); former President, Minnesota Thoroughbred Association.	0		*
Carin J. Offerman (55)	Private Investor; formerly President and CEO (1998-1999) and Vice President and COO (prior to 1998) of Offerman & Company, Minneapolis, MN (investment banking and brokerage firm).	75,750		2.00%
Curtis A. Sampson (70)†	Chairman of the Company; Chairman and CEO of Communications Systems, Inc., Hector, MN (connecting devices for telephones and computers); Chairman and CEO of Hector Communications Corporation, Hector, MN (independent telephone companies).	997,790	(2)	26.40%
Randall D. Sampson (46)†	President, Chief Executive Officer and General Manager of the Company since March 1994; Director, Communications Systems, Inc.	258,958		6.62%
Dale H. Schenian (62)	Chairman, City Auto Glass Companies (auto glass repair and replacement); Director, Bremer Bank (bank holding company), St. Paul, MN.	449,548	(3)	11.89%

*
Indicates ownership of less than one percent.

†
Curtis A. Sampson is the father of Randall D. Sampson.

(1)
Includes shares issuable upon the exercise of currently exercisable options, as follows: Mr. Barenscheer, 24,500 shares; Mr. Cruzen, 5,500 shares; Ms. Offerman, 24,500 shares; Mr. C. Sampson, 22,000 shares; Mr. R. Sampson, 154,666 shares; and Mr. Schenian, 24,500 shares.

(2)
Includes 11,300 shares held by Mr. Sampson's wife, as to which beneficial ownership is disclaimed.

(3)
Includes 30,000 shares held by Mr. Schenian's wife, as to which beneficial ownership is disclaimed.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE

PROPOSAL 2:
AMENDMENT OF THE COMPANY'S STOCK PLAN

General Information

        In May 1994, the Board of Directors and the shareholders of the Company adopted the Canterbury Park Holding Corporation Stock Plan (the "Plan"). The purpose of the Plan is to provide a continuing long-term incentive to selected officers, key employees and outside directors of the Company and of any subsidiary of the Company, to provide a means of rewarding outstanding performance to enable the Company to maintain the competitive position to attract and retain key personnel necessary for the Company's growth and profitability. The Plan provides for the granting of awards in the form of stock options, including restricted stock, stock appreciation rights and deferred stock to key employees and non-employees, including directors of and consultants to the Company and any subsidiary. Currently, the maximum number of common shares that may be purchased under the Plan is 1,150,000 shares of common stock. At the Company's 2004 Annual Shareholders Meeting, shareholders will be asked to approve an increase in the total number of shares that may be acquired under the Plan from 1,150,000 shares to 1,450,000 shares.

Amendment to Stock Plan to Increase Authorized Shares

        The Plan originally authorized the issuance of 250,000 shares of common stock pursuant to options granted thereunder. Amendments to increase the number of shares available for issuance under the Plan were ratified and approved by the Company's shareholders in 1997, 1999 and 2002. As noted above, the Plan was most recently amended in 2002 to increase the number of authorized shares to 1,150,000. After giving effect to option grants since 2002, including option grants awarded in 2004, only approximately 53,500 shares are available for future option grants to key employees and non-employees, including directors of and consultants to the Company and any subsidiary of the Company. Accordingly, in order to continue its practice of awarding stock options to retain, attract and motivate the Company's key employees, directors and consultants, consistent with past practices, the Board of Directors has again amended the Plan, subject to ratification and approval by the shareholders, to increase the total number of shares available under the Plan by 300,000 shares to a total of 1,450,000 shares.

Summary of the Stock Plan

        Options that are granted under the Plan may be either options that qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options"), or those that do not qualify as Incentive Stock Options ("Non-Qualified Stock Options").

        The Plan is administered by the Board of Directors, or a committee designated by the Board, which determines the persons who are to receive awards under the Plan, the type of award to be granted, the number of shares subject to each award and, if an option, the exercise price of each option. Options may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or, for an Incentive Stock Option granted to a person holding more than 10% of the Company's voting stock, at less than 110% of fair market value). No stock option may be transferred other than by will or the laws of descent and distribution and may be exercised, during the lifetime of an optionee, only by the optionee. Incentive Stock Options that have been granted to employees who terminate employment due to death, disability or retirement may be exercised for a period of three years after termination by the optionee or the persons to whom the rights under such Incentive Stock Option shall have passed, or until the expiration of the stated term of the option, whichever period is shorter. Generally, the term of each Incentive Stock Option, which is fixed at the date of grant, must not exceed 10 years from the date the Incentive Stock Option is granted (except that an Incentive Stock Option granted to a person holding more than 10% of the Company's voting stock may be exercised only for five years). The exercise of an option accelerates if (i) the Company liquidates, (ii) merges or consolidates with another corporation and is not the surviving corporation or (iii) transfers all or substantially all of its assets or 75% or more of its outstanding Common Stock to another person or entity. As of the date of this proxy statement, there are outstanding Incentive Stock Options to acquire an aggregate of 857,000 shares that have been granted to 48 employees pursuant to the Plan. Generally, the number of options granted to individual employees is based upon the level of responsibility of such employee.

        The Plan also provides for formula grants of Non-Qualified Stock Options to non-employee directors of the Company. Upon being elected to the Board, non-employee directors receive Non-Qualified Stock Options to purchase 2,500 shares. In addition, on January 31 of each calendar year, non-employee directors, who have served on the Board for at least six months of the preceding 12-month period are also automatically granted an option to purchase 3,000 shares of Common Stock on the first business day of February immediately following. The Non-Qualified Stock Options granted to non-employee directors vest six months from the date granted. The purchase price of the shares of Common Stock subject to such options is the fair market value of the Common Stock on the date the Non-Qualified Stock Options are granted.

        The Board or committee may grant stock appreciation rights in conjunction with all or a part of any option granted under the Plan. Stock appreciation rights may be exercised only to the extent that the underlying options are exercisable and terminate upon expiration of the underlying options. Upon exercise of a stock appreciation right, an optionee is entitled to an amount in cash or shares or Common Stock equal in value to the excess of the fair market value of the Company's Common Stock over the option price per share, multiplied by the number of shares for which stock appreciation rights are being exercised. Stock appreciation rights may not be granted to non-employee directors.

        The Board may also grant restricted stock and deferred stock. Grants of restricted stock and deferred stock may be conditioned upon the attainment of specific performance goals. The restricted stock is held in custody by the Company until the restrictions on the stock have lapsed.

Federal Income Tax Consequences

        An optionee will not realize taxable income upon either the granting or exercise of an Incentive Stock Option. However, upon exercise of the Incentive Stock Option, the amount by which the fair market value of any shares exercised exceeds the option price is an item of tax preference for purposes of the alternative minimum tax. Upon the sale of such stock, the optionee generally will recognize capital gain or loss if the stock has been held for at least two years from the date of the option grant or at least one year after the stock was purchased. If the applicable holding periods are not satisfied, then any gain realized in connection with the disposition of such stock will generally be taxable as ordinary income in the year in which the disposition occurred, to the extent of the difference between the fair market value of such stock on the date of exercise and the option exercise price. The balance of any gain will be characterized as capital gain. The Company is entitled to a tax deduction to the extent, and at the time, that the participant realizes compensation income.

        An optionee also will not realize taxable compensation income upon the grant of a Non-Qualified Stock Option. When an optionee exercises a Non-Qualified Stock Option, he or she realizes taxable compensation income at that time equal to the difference between the aggregate option price and the fair market value of the stock on the date of exercise. Upon the disposal of stock acquired pursuant to a Non-Qualified Stock Option, the optionee's basis for determining taxable gain or loss will be the sum of the option price paid for the stock plus any related compensation income recognized by the optionee, and such gain or loss will be long-term or short-term capital gain or loss depending on whether the optionee has held the shares for more than one year.

        The grant of restricted stock and deferred stock will not result in immediate income for the participant or a deduction for the Company for federal income tax purposes, assuming the shares are not transferable and subject to restrictions creating a "substantial risk of forfeiture," as intended by the Company. If the shares are transferable or there are no such restrictions or deferral periods, the participant will generally realize compensation income upon receipt of the award. Otherwise, any participant generally will realize taxable compensation income when any such restriction or deferral period lapses. The amount of such income will be the value of the common stock on that date, less any amount paid for the shares. Dividends paid on the common stock and received by the participant during the restricted period or deferral period would also be taxable compensation income to the participant. In any event, the Company will be entitled to a tax deduction to the extent, and at the time, that the participant realizes compensation income. A participant may elect, under Section 83(b) of the Internal Revenue Code, to be taxed on the value of the stock at the time of award. If this election is made, the fair market value of the stock at the time of the award is taxable to the participant as compensation income and the Company is entitled to a corresponding deduction.

Registration With SEC

        If the shareholders approved the proposed amendment to increase the Plan's authorized shares, the Company intends to file a registration statement covering the issuance of the additional shares available under the Plan, as amended, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

Shareholder Approval

        The affirmative vote of a majority of the outstanding shares of the Company's common stock voting at the annual meeting in person or by proxy is required for approval of the proposed amendment to the Company's Stock Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
AMENDMENT OF THE STOCK PLAN TO INCREASE THE NUMBER OF SHARES
AUTHORIZED FOR ISSUANCE UNDER THE STOCK PLAN TO 1,450,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership Table

        The following table sets forth, based upon information available as of April 16, 2004, the beneficial ownership of shares of the Company's Common Stock of each person known by the Company to own of record or beneficially five percent (5%) or more of the Company's Common Stock, by each executive officer named in the Summary Compensation Table below, and by all officers and directors of the Company as a group (including beneficial ownership attributed to such person or group through ownership of currently exercisable options to purchase Common Stock). Information regarding the beneficial ownership of the Company's Directors can be found on page 5 under "Election of Directors."

Name and Address(1) of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class*
Curtis A. Sampson	997,790	(2)	26.40%
Dale H. Schenian	449,548	(3)	11.89%
Brian C. Barenscheer	308,347	(4)	8.15%
Randall D. Sampson	258,958	(5)	6.62%
David C. Hansen	18,428	(6)	*
John R. Harty	14,634	(7)	*
All directors and officers as a group (10 persons)	2,287,646	(8)	54.87%

*
Based upon 3,757,217 shares of Common Stock outstanding increased, for each calculation, by the number of shares, which would be issued upon exercise of options held by the named person or group.

(1)
The address for each of the beneficial owners listed is: 1100 Canterbury Road, Shakopee, Minnesota 55379.

(2)
Includes 22,000 shares issuable upon the exercise of currently exercisable options, as well as 11,300 shares held by Mr. Sampson's spouse as to which beneficial ownership is disclaimed.

(3)
Includes 24,500 shares issuable upon the exercise of currently exercisable options, as well as 30,000 shares held by Mr. Schenian's spouse as to which beneficial ownership is disclaimed.

(4)
Includes 24,500 shares issuable upon the exercise of currently exercisable options.

(5)
Includes 154,666 shares issuable upon the exercise of currently exercisable options.

(6)
Includes 16,500 shares issuable upon the exercise of currently exercisable options.

(7)
Includes 12,600 shares issuable upon the exercise of currently exercisable options.

(8)
Includes 411,767 shares issuable upon the exercise of currently exercisable options held by all officers and directors as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that executive officers and directors and beneficial holders of 10% or more of the Company's securities file reports of their beneficial ownership with the Securities and Exchange Commission ("SEC") on Forms 3, 4 and 5. According to the Company's records, during the period from January 1, 2003 to December 31, 2003, a Form 4 was not timely filed in connection with the following transactions in the Company's Common Stock: a grant of stock options to Messrs. Barenscheer, Cruzen, C. Sampson, Schenian, and Ms. Offerman in February 2003, and a purchase of shares by Mr. Sampson in December 2003. A Form 4 for each of the above transactions has subsequently been filed with the SEC. According to the Company's records, all other reports required to be filed with the SEC during this period pursuant to Section 16(a) were timely filed.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

        The following table presents for the three fiscal years ended December 31, 2001, 2002 and 2003 cash and other compensation paid to or accrued by the Company for its President and CEO and the two next most highly paid executive officers, in all capacities served, as well as information relating to option grants.

Summary Compensation Table

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position						Securities Underlying Options	All Other Compensation(2)
	Year	Salary		Bonus(1)
Randall D. Sampson, President and Chief Executive Officer	2003 2002 2001	$ $ $	135,895 124,703 115,352	$ $ $	47,852 32,423 29,265	10,000 10,000 10,000	$ $ $	5,811 5,720 4,480
David C. Hansen, Vice President of Finance and Chief Financial Officer(3)	2003 2002 2001	$ $ $	110,661 98,231 45,673	$ $ $	25,809 19,155 13,755	7,500 7,500 5,000	$ $ $	807 0 0
John R. Harty, Vice President of Marketing	2003 2002 2001	$ $ $	99,984 89,569 83,615	$ $ $	23,247 17,466 16,743	7,500 7,500 7,500	$ $ $	1,513 1,361 475

Note:
Certain columns have not been included in this table because the information called for therein is not applicable to the Company or the individual named above for the periods indicated.

(1)
Bonus amounts reported were earned in the year indicated, but paid out following the end of the fiscal year.

(2)
All other compensation consisted of Company contributions to the Company's 401(k) Plan and an automobile expense allowance (as applicable).

(3)
Mr. Hansen began his employment with the Company in July of 2001.

Option Grants in 2003

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
		% of Total Options Granted To Employees in Fiscal Year		Market Price on Date of Grant
Name	Options Granted		Exercise Price Per Share		Expiration Date
						5%	10%
Randall D. Sampson	10,000	13.0%	$15.55	$15.55	2/27/08	$189,000	$227,700
David C. Hansen	7,500	9.7%	$15.55	$15.55	2/27/08	$141,750	$170,775
John R. Harty	7,500	9.7%	$15.55	$15.55	2/27/08	$141,750	$170,775

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at FY-End		Value of Unexercised In-the-Money Options at FY-End(1)
	Number of Shares Acquired on Exercise
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Randall D. Sampson	0	$0	148,000	10,000	$1,937,769	$40,831
David C. Hansen	1,000	$0	11,500	7,500	$87,400	$30,625
John R. Harty	4,000	$25,750	9,100	7,500	$66,320	$30,625

(1)
Based on closing price of $16.95 per share of the Company's Common Stock on December 31, 2003.

Equity Compensation Plan Information

        The following table sets forth certain information as of December 31, 2003, regarding securities authorized for issuance under the Company's equity compensation plans.

Securities Authorized for Issuance Under Equity Compensation Plans

	(a)	(b)	(c)
Plan Category(1)	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares of common stock remaining available for future issuance under equity compensation plans (excluding shares in column (a))
Equity compensation plans approved by security holders:
1994 Stock Plan	692,200	$6.24	145,500
1995 Employee Stock Purchase Plan	0	$0	94,377
Equity compensation plans not approved by security holders(1)
Stock Option Plan for Non-Employee Consultants and Advisors(2)	0	$0	172,500
Total	692,200		412,377

(1)
The Company does not have individual compensation arrangements involving the granting of options, warrants and rights.

(2)
Adopted by the Company's Board of Directors in 1997, the purpose of this Stock Option Plan for Non-Employee Consultants and Advisors is to attract and retain the services of experienced and knowledgeable non-employee consultants and advisors to assist in projects having strategic significance for the Company, to provide an alternative form of cash compensation to such persons and provide such persons with the opportunity to participate in the Company's long term progress and success.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        Our executive compensation programs are administered by the Compensation Committee of the Board of Directors. The Committee is currently composed of independent, non-employee directors, none of whom was at any time during the past fiscal year an officer or employee of the company, was formerly an officer of the company or any of its subsidiaries, or had any employment relationship with the Company. Randall D. Sampson, the President and Chief Executive Officer of the Company, was a member of the Committee until his resignation from the Committee in October 2003 and participated in the deliberations of the Compensation Committee that occurred during fiscal 2003 regarding executive compensation and compensation of other employees, but did not take part in deliberations regarding his own compensation. Mr. Sampson's participation in the deliberations of the Compensation Committee included providing information on the performance of people who work at the Company and recommendations regarding the appropriate levels of compensation for the Company's officers.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee appointed by the Company's Board of Directors has primary responsibility in regard to determinations relating to executive compensation and administration of the Company's stock option plans. All decisions by the Compensation Committee pertaining to the compensation of the Company's executive officers are reviewed and approved by the full Board.

Compensation Policies

        It is the objective of the Compensation Committee to pay compensation at levels that will attract, retain and motivate executives with superior leadership and management abilities and to structure the forms of compensation paid in order that their interests will be closely aligned with achievement of superior financial performance by the Company. With these objectives in mind, the compensation currently paid to the Company's executive officers principally consists of three elements: base salary, bonus and stock option awards.

Compensation Elements

        Base salaries of the Company's executive officers are generally established by reference to base salaries paid to executives in similar positions with similar responsibilities. Base salaries are reviewed annually and adjustments are usually made in March of each year based primarily on individual and Company performance during the immediately preceding fiscal year. Consideration is given by the Compensation Committee to both measurable financial performance, as well as subjective judgments by the Compensation Committee in regard to factors such as development and execution of strategic plans, changes in areas of responsibility, the development and management of employees and participation in industry, regulatory and political initiatives beneficial to the Company. The Compensation Committee does not, however, assign specific weights to these various quantitative and qualitative factors in reaching its decisions. In March 2003, after taking into consideration 2002 results and subjective factors applicable to each individual, the Committee approved increases in base compensation averaging 7.29% for the three executive officers named in the Executive Compensation tables above retroactive to the anniversary date of their employment. By way of comparison, the Company's revenues increased approximately 5.6% in fiscal 2002 over fiscal 2001 and the Company's net income increased approximately 25.3% in fiscal 2002 compared to fiscal 2001.

        Bonuses are intended to provide executives with an opportunity to receive additional cash compensation, but only if they earn it through Company and individual performance. After year-end results are available, the Committee determines each officers' bonus based on the Company's financial performance, as well as the Compensation Committee's assessment of individual performance in the executives' area of responsibility based on objective and subjective factors. The total amount of bonuses paid in 2004 to the three executive officers named in the Executive Compensation tables above for individual and Company performance in fiscal 2003 was $96,908, a 40.3% increase from the total of $69,044 in bonuses paid in 2003 to the same individuals for individual and Company performance in fiscal 2002. By way of comparison, the Company's revenues increased 14.7% and the Company's net income increased 26.1% in 2003 as compared to 2002.

        The Committee regards cash compensation paid to the Company's executive officers as reasonable in relation to published information regarding compensation of executives with similar responsibilities and the Company's financial performance.

        Stock options are awarded to the Company's executives under the Company's Stock Plan. Stock options represent an additional vehicle for aligning management's and stockholders' interests, specifically motivating executives to remain focused on factors that will enhance the market value of the Company's common stock. If there is no price appreciation in the common stock, the option holders receive no benefit from the stock options, because options are granted with an option exercise price at least equal to the fair market value of the common stock on the date of grant. During the first quarter of fiscal 2003, the Committee granted stock options to purchase 25,000 shares of common stock to the three executive officers named in the Executive Compensation tables above, which represented approximately 32.4% of the total options granted to all officers and key employees in 2003.

Chief Executive Officer Compensation

        Mr. Randall D. Sampson participates in the same executive compensation plans provided to other senior executives and is evaluated by the same factors applicable to the other executives as described above. Mr. Sampson's base compensation was increased 5.6% as of March 2003, reflecting the favorable financial results in 2002 compared to 2001 discussed above. Similarly, Mr. Sampson was awarded bonus compensation of $47,852 in 2004 for his performance and Company performance in 2003 as compared to a bonus of $32,423 paid in 2003 for individual and Company performance in 2002. In addition, Mr. Sampson was granted options to purchase 10,000 shares of Company common stock in the first quarter of 2003, an option award equal to the stock option grant he received in 2002.

Submitted by the Compensation Committee of the Board of Directors

Dale H. Schenian, Chair                  Patrick R. Cruzen

COMPARATIVE STOCK PERFORMANCE

        The following graph presents, at the end of each of the Company's last five fiscal years, the cumulative total return on the common stock of the Company as compared to the cumulative total return of the AMEX Stock Market (U.S. & Foreign) Index, the Russell 2000 Index and the S & P Casinos & Gaming Index. Company information and each index assumes the investment of $100 on the last business day before January 1, 1999 and the reinvestment of all dividends.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG CANTERBURY PARK HOLDING CORPORATION,
THE AMEX STOCK MARKET (U.S. & FOREIGN) INDEX,
THE RUSSELL 2000 INDEX AND THE S & P CASINOS & GAMING INDEX

*
$100 invested on 12/31/98 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

Copyright © 2002. Standard and Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

Comparison of Five-Year Cumulative Total Return

	1998	1999	2000	2001	2002	2003
Canterbury Park Holding Corporation	100.00	131.90	173.91	167.54	315.81	408.72
AMEX Market Value (U.S. & Foreign)	100.00	169.96	141.55	122.47	103.02	144.90
Russell 2000	100.00	121.26	117.59	120.52	95.83	141.11
S & P Casinos & Gaming	100.00	128.85	178.21	247.86	270.97	446.56

THE COMPANY'S AUDITORS

        Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the "Deloitte Entities") have been the auditors for the Company since 1994 and have been selected by the Audit Committee to serve as such for the current fiscal year. A representative of the Deloitte Entities is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

        The following is a summary of the fees billed to the Company by the Deloitte Entities for professional services rendered for the fiscal years ended December 31, 2003, and December 31, 2002. The Audit Committee considered and discussed with the Deloitte Entities the provision of non-audit services to the Company and the compatibility of providing such services with maintaining its independence as the Company's auditor.

Fee Category	2003	2002
Audit Fees	$71,200	$55,450
Audit-Related Fees	8,500	7,950
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$79,700	$63,400

        Audit Fees.    This category consists of fees billed for professional services rendered for the audit of our annual financial statements and review of financial statements included in our quarterly reports.

        Audit-Related Fees.    This category consists of fees billed for assurance and related services, such as our employee benefit plan audits, that are reasonably related to the performance of the audit or review of our financial statements and are not otherwise reported under "Audit Fees."

        Tax Fees.    This category consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and acquisitions.

Audit Committee Pre-approval Policies and Procedures

        In addition to approving the engagement of the independent auditor to audit the Company's consolidated financial statements, it is the policy of the Committee to approve all use of the Company's independent auditor for non-audit services prior to any such engagement. To minimize relationships that could appear to impair the objectivity of the independent auditor, it is the policy of the Committee to restrict the non-audit services that may be provided to the Company by the Company's independent auditor primarily to services that clearly would not compromise the independence of the auditor.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors is responsible for independent, objective oversight of the Company's financial accounting and reporting, by overseeing the system of internal controls established by management and monitoring the participation of management and the independent auditors in the financial reporting process. The Audit Committee operates under a written charter that was first adopted and approved by the Board of Directors in June 2000 and was recently revised to conform to AMEX and Securities and Exchange Commission Rules.

        The Audit Committee held four meetings during fiscal year 2003 with management and the Company's independent accountants, the Deloitte Entities. The meetings were designed to facilitate and encourage private communication between the Audit Committee and the auditors.

        The Audit Committee reviewed and discussed the audited financial statements with management and the Deloitte Entities. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The discussions with the Deloitte Entities also included the matters required by Statement on Auditing Standards No. 61, as amended by SAS 89 and SAS 90 (Audit Committees Communications).

        The Deloitte Entities provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with the Deloitte Entities.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company's Board of Directors:

Brian C. Barenscheer                  Patrick R. Cruzen                  Carin J. Offerman

THE PRECEDING REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES EXCHANGE ACT OF 1934 (THE "1934 ACT"), EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER THE 1933 ACT OR THE 1934 ACT.

OTHER INFORMATION

Contacting the Board of Directors

        Any shareholder who desires to contact our Board of Directors may do so by writing to the Board of Directors, generally, or to an individual Director at: Canterbury Park Holding Corporation, 1100 Canterbury Road, Shakopee, Minnesota 55379. Communications received electronically or in writing are distributed to the full Board of Directors, a committee or an individual Director, as appropriate, depending on the facts and circumstances outlines in the communication received. For example, a complaint regarding accounting, internal accounting controls or auditing matters will be forwarded to the Chair of the Audit Committee for review. Complaints and other communications may be submitted on a confidential or anonymous basis.

Shareholder Proposals For 2005 Annual Meeting

        The proxy rules of the Securities and Exchange Commission permit shareholders of the Company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the Commission's proxy rules. The next annual meeting of the shareholders of Canterbury Park Holding Corporation is expected to be held on or about June 2, 2005 and proxy materials in connection with that meeting are expected to be mailed on or about April 30, 2005. Shareholder proposals prepared in accordance with the Commission's proxy rules must be received at the Company's corporate office, 1100 Canterbury Road, Shakopee, Minnesota 55379, Attention: President, by December 29, 2004, in order to be considered for inclusion in the Board of Directors' Proxy Statement and proxy card for the 2005 Annual Meeting of Shareholders. Any such proposals must be in writing and signed by the shareholder.

        The Bylaws of the Company establish an advance notice procedure with regard to (i) certain business to be brought before an annual meeting of shareholders of the Company and (ii) the nomination by shareholders of candidates for election as directors.

        Properly Brought Business.    The Bylaws provide that at the annual meeting only such business may be conducted as is of a nature that is appropriate for consideration at an annual meeting and has been either specified in the notice of the meeting, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year's annual meeting. Notice relating to the conduct of such business at an annual meeting must contain certain information as described in Section 2.9 of the Company's Bylaws, which are available for inspection by shareholders at the Company's principal executive offices pursuant to Section 302A.461, subd. 4 of the Minnesota Statutes. Nothing in the Bylaws precludes discussion by any shareholder of any business properly brought before the annual meeting in accordance with the Company's Bylaws.

        Shareholder Nominations.    The Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of the Company prior to the meeting at which directors are to be elected. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year's annual meeting. The notice to the Company from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information as described in Section 3.7 of the Company's Bylaws, which are available for inspection by shareholders as described above. If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, such person will not be eligible for election as a director.

Other Matters; Annual Report

        Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

        The Company is transmitting with this Proxy Statement its Annual Report for the year ended December 31, 2003. Shareholders may request the Company's 2003 Annual Report on Form 10-K as filed with the Securities and Exchange Commission by writing to the undersigned at the Company's address on the first page of this Proxy Statement or may obtain it without charge at the Company's website, http://www.canterburypark.com.

By Order of the Board of Directors,
David C. Hansen, Secretary

CANTERBURY PARK HOLDING CORPORATION

AUDIT COMMITTEE CHARTER

Responsibilities and Authority

        The Audit Committee reports to the Board of Directors of Canterbury Park Holding Corporation (the "Company"). Its primary focus is to oversee the Company's financial accounting and reporting, the system of internal controls established by Company management and the audits of the financial statements of the Company. The Committee is granted the authority to investigate any activity of the Company and it is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities, all at the expense of the Company. In addition, the Committee will perform such other functions as assigned by law, the Company's Bylaws or the Board of Directors.

Membership

        The Committee shall be composed of not less than three members, appointed annually by the Board. The Committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. The composition and function of the Audit Committee shall meet the applicable rules and regulations of the American Stock Exchange ("AMEX"). Each member of the Audit Committee shall be "independent" under Rule 10A-3 of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 and the applicable independence standards of the AMEX Company Guide ("Company Guide"). All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements as required by the Company Guide and at least one member of the Committee shall have accounting or related financial management expertise to qualify as financially sophisticated under the Company Guide.

Meetings

        The Committee shall meet as a committee and/or with auditors at least four times a year. The agenda of each meeting will generally be prepared by the Chief Financial Officer or equivalent ("Finance Officer"), with input from the Committee Chairman and Committee members, and circulated to each member of the Committee prior to the meeting date. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

Specific Duties

  Relationship with Independent auditor

  •
  The independent auditor is ultimately accountable to the Audit Committee. The Audit Committee is shall have the authority to select and approve the engagement of the independent auditors and remove the independent auditors, all in the Audit Committee's sole discretion. The Audit Committee shall have sole authority and responsibility for the appointment, oversight, termination and compensation of the independent auditors (including the resolution of disagreements between management and the auditor regarding financial reporting).

  •
  The Committee shall annually review the performance (service, effectiveness, objectivity and independence) of the independent auditors. In addition to approving the engagement of the independent auditor to audit the Company's consolidated financial statements, the Committee will approve all use of the Company's independent auditor for non-audit services prior to any such engagement.

  •
  The Audit Committee shall provide for an open avenue of communications between the independent auditor and the Board and, at least once annually, meet with the independent auditor in private session.

  •
  The Audit Committee shall receive on an annual basis a written statement from the independent auditor detailing all relationships between the independent auditor and the Company, consistent with requirements of the Independence Standards Board Standard 1. The Committee shall review the Company's relationship with and services performed by the independent auditor, including the type and extent of non-audit services performed, and the impact that these relationships and services may have on the public accountant's objectivity and independence, and take or recommend the full Board take whatever action, if any, that is appropriate to oversee the independence of the outside auditor.

  •
  Review with the independent auditor (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the accountants or management believe special attention should be directed; (2) results of their audit, including their opinion on the financial statements and the independent auditor's judgment on the quality, not just the acceptability, of the Company's accounting principles as applied in the financial statements; (3) their evaluation of the adequacy of the system of internal controls; (4) significant disputes, if any, with management; and (5) cooperation received from management in the conduct of the audit.

  •
  Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

  •
  Review with management and the independent auditors, based on reports required from the independent auditors, all critical accounting policies and practices to be used; all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments; and other material written communications between the independent auditor and management.

  •
  Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  Relationship with the Accounting Department

  •
  The Finance Officer is accountable to the Chairman of the Committee. The Audit Committee shall provide for an open avenue of communication between the Accounting Department and the Board and, at least once annually, meet with the Finance Officer in private session.

  •
  Review and concur with the Board in the appointment, replacement, reassignment or dismissal of the Finance Officer and review his/her independence from management.

  •
  Review the Accounting Department's mission, objectives and resources and its annual plan, including its coordination with the independent auditor.

  •
  Review and evaluate the Company's system of internal controls and audit activities and discuss with the Finance Officer any difficulties encountered in the course of audits, including any restrictions on the scope of work or access to required information.

  •
  Resolve any disagreements between management and the independent auditors regarding financial reporting.

  Relationship with Management

  •
  Review the Company's annual audited financial statements prior to filing or distribution and recommend to the Board of Directors the inclusion of the financial statements in the Company's annual report to be filed with the Commission. Review and comment upon the Company's annual report.

  •
  Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Review and comment upon the Company's quarterly reports. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61.

  •
  In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses. Meet with management at least quarterly to review management's disclosure of fraud and/or deficiencies, if any, in the design or operations of the Company's internal controls. Receive reports from management regarding the Company's system of internal controls and disclosure controls and procedures.

  •
  Review any significant changes in accounting principles.

  •
  Review significant accounting, reporting, regulatory or industry developments affecting the Company.

  •
  On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

  Other

  •
  Periodically review, with management and the Finance Officer, programs established to monitor compliance with any Company codes of conduct or business ethics policies now or hereafter established, including policies related to the Foreign Corrupt Practice Act.

  •
  Discuss with management, the independent auditor and the Finance Officer any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

  •
  Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent auditor or any internal audit.

  •
  Receive reports from the Company's legal counsel regarding any dispute, litigation, regulatory matter or proceeding or any material violation of securities laws or breach of fiduciary duty or similar violation by the Company or any agent of the Company.

  •
  Establish procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters, including allowing for the submission of confidential and anonymous complaints.

  •
  Prepare reports to shareholders and publish this Charter, as required by the Commission or the AMEX.

  •
  Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

Advisers; Funding

        The Audit Committee shall have authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

        The Company shall pay the fees of (a) any public accounting firm engaged by the Audit Committee for preparing and issuing an audit report, or providing other audit, review or attest services; (b) any advisers employed by the Committee pursuant to authority granted in this charter; and (c) ordinary and necessary administrative expenses of the Committee

Process for Handling Complaints about Accounting Matters

        As part of the Board's policy in regard to receiving and handling complaints or concerns about the Company's conduct, the following procedures shall apply with respect to: (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by the Company employees of concerns regarding questionable accounting or auditing matters.

      —The Company has established and published on its website special mail and email addresses and a toll-free telephone number for receiving complaints regarding accounting, internal accounting controls, or auditing matters and has posted comparable notices to employees at each location where other employee notices are posted. In addition, under the Company's Reporting Policy, complaints about such matters may be sent to outside counsel named in the Reporting Policy.

      —All such complaints will be sent to the Chair of the Audit Committee.

      —All complaints will be tracked on a docket, but handled by the Company's, finance and legal staffs in the normal manner, except as the Audit Committee may request.

      —The status of docketed complaints will be reported on a quarterly basis to the Chair of the Audit Committee and, if the Chair so directs, to the Committee or the full Board.

      —The Audit Committee Chair may request special treatment, including the retention of outside counsel or other advisors, for any complaint addressed to them.

In addition, the Committee will periodically review whether the Company has established, published and follows a policy prohibiting any employee from retaliating or taking any adverse action against anyone for raising or helping to resolve an integrity concern.

In the event such circumstance shall arise, the Committee will engage an attorney to investigate and report as to evidence of material violations of securities laws or breach of fiduciary duty and determine the necessary follow up procedures, involving the full Board as deemed appropriate.

1.	Election of Directors:	01 Brian C. Barenscheer 02 Patrick R. Cruzen 03 Carin J. Offerman	04 Curtis A. Sampson 05 Randall D. Sampson 06 Dale H. Schenian 07 Burton F. Dahlberg	☐	Vote FOR all nominees (except as indicated)	☐	Vote WITHHELD from all nominees
Directors recommend a vote "FOR" each of the above-named Directors.
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

\*/    Please fold here    \*/

2.	Proposal to approve an amendment to the Company's Stock Plan. Directors recommend a vote "FOR" this proposal.	☐	For	☐	Against	☐	Abstain
3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED IN PROPOSAL ONE AND "FOR" PROPOSAL TWO.

Address change? Mark Box ☐ Indicate changes below.

Dated: ______________________________, 2004

Please date and sign exactly as your name(s) appears below indicating, where proper, official position or representative capacity in which you are signing. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issues in names of two or more persons, all should sign.

CANTERBURY PARK HOLDING CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

June 3, 2004
4:00 p.m. Central Daylight Time

Canterbury Park Holding Corporation
1100 Canterbury Road
Shakopee, Minnesota

Canterbury Park Holding Corporation 1100 Canterbury Road Shakopee, Minnesota 55379	proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2004

The undersigned hereby appoints Patrick R. Cruzen, Carin J. Offerman and Randall D. Sampson, or any of them, as proxies, with full power of substitution, to vote all the shares of common stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Canterbury Park Holding Corporation to be held Thursday, June 3, 2004, at 4:00 p.m. Central Daylight Time at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379, or at any adjournments thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.

See reverse for voting instructions.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS June 3, 2004
PROXY STATEMENT
TABLE OF CONTENTS
PROXY STATEMENT
GENERAL INFORMATION
CORPORATE GOVERNANCE AND BOARD MATTERS
PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL 2: AMENDMENT OF THE COMPANY'S STOCK PLAN
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER INFORMATION
COMPENSATION COMMITTEE REPORT
COMPARATIVE STOCK PERFORMANCE
THE COMPANY'S AUDITORS
AUDIT COMMITTEE REPORT
OTHER INFORMATION
CANTERBURY PARK HOLDING CORPORATION AUDIT COMMITTEE CHARTER